Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
In connection with the Quarterly Report of Novavax, Inc. (the “Company”) on Form 10-Q as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Len Stigliano, as Vice President, Chief Financial Officer and Treasurer hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report.

Date: November 10, 2008	By:	/s/ Len Stigliano
Len Stigliano
Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer)